Exhibit (99.1)

                           Eastman Kodak Company

           Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial statements present financial information to give effect to the sale of the Eastman Kodak Company's (the "Company") Health Group business. The unaudited pro forma consolidated statements of operations present the consolidated results of continuing operations of the Company, assuming the sale occurred as of January 1, 2004. The unaudited pro forma consolidated statement of financial position as of December 31, 2006 presents the consolidated financial position of the Company, assuming the sale occurred on that date.

The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the sale of the Health Group business as described in the accompanying notes. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented.

The unaudited pro forma consolidated financial statements presented are for informational purposes only. They are not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented nor are they intended to be indicative of future results of operations or financial position. Furthermore, these unaudited pro forma consolidated financial statements do not reflect changes that may occur as a result of activities after the sale of the Health Group. The unaudited pro forma consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2006.

                           Eastman Kodak Company
         Unaudited Pro Forma Consolidated Statement of Operations
                   For the Year Ended December 31, 2006

(in millions, except per share data)

                                             As      Pro Forma    Pro Forma
                                          Reported  Adjustments   Adjusted

Net sales                                $ 13,274    $ (2,551)(A) $ 10,723
Cost of goods sold                          9,906      (1,629)(A)    8,277
                                         --------    --------     --------
  Gross profit                              3,368        (922)(A)    2,446
Selling, general and administrative
  expenses                                  2,389        (421)(A)    1,968
Research and development costs                710        (132)(A)      578
Restructuring costs and other                 471         (54)(A)      417
                                         --------    --------     --------
Loss from continuing operations before
  interest, other income (charges), net
  and income taxes                           (202)       (315)(A)     (517)
Interest expense                              262         (90)(A)      172
Other income(charges), net                    118           - (A)      118
                                         --------    --------     --------
Loss from continuing operations before
  income taxes                               (346)       (225)(A)     (571)
Provision for income taxes                    254         (28)(A)      226
                                         --------    --------     --------
Loss from continuing operations          $   (600)   $   (197)(A) $   (797)
                                         ========    ========     ========
Basic and diluted loss per share
  from continuing operations             $  (2.09)                $  (2.77)
                                         ========                 ========

Number of common shares used in
  basic loss per share                      287.3                    287.3
Effect of dilutive securities:
  Employee stock options                        -                        -
                                         --------                 --------
Number of common shares used in
  Diluted loss per share                    287.3                    287.3
                                         ========                 ========

See Notes to Pro Forma Consolidated Financial Statements

                           Eastman Kodak Company
         Unaudited Pro Forma Consolidated Statement of Operations
                   For the Year Ended December 31, 2005

(in millions, except per share data)

                                             As      Pro Forma    Pro Forma
                                          Reported  Adjusments    Adjusted

Net sales                                $ 14,268    $ (2,708)(A) $ 11,560
Cost of goods sold                         10,650      (1,658)(A)    8,992
                                         --------    --------     --------
  Gross profit                              3,618      (1,050)(A)    2,568
Selling, general and administrative
  expenses                                  2,668        (410)(A)    2,258
Research and development costs                892        (153)(A)      739
Restructuring costs and other                 690         (25)(A)      665
                                         --------    --------     --------
Loss from continuing operations before
  interest, other income (charges), net
  and income taxes                           (632)       (462)(A)   (1,094)
Interest expense                              211         (72)(A)      139
Other income(charges), net                     44          (7)(A)       37
                                         --------    --------     --------
Loss from continuing operations before
  income taxes                               (799)       (397)(A)   (1,196)
Provision for income taxes                    555        (100)(A)      455
                                         --------    --------     --------
Loss from continuing operations          $ (1,354)   $   (297)(A) $ (1,651)
                                         ========    ========     ========

Basic and diluted loss per share
  from continuing operations             $  (4.70)                $  (5.73)
                                         ========                 ========

Number of common shares used in
  basic loss per share                      287.9                    287.9
Effect of dilutive securities:
  Employee stock options                        -                        -
                                         --------                 --------
Number of common shares used in
  Diluted loss per share                    287.9                    287.9
                                         ========                 ========

See Notes to Pro Forma Consolidated Financial Statements

                           Eastman Kodak Company
         Unaudited Pro Forma Consolidated Statement of Operations
                   For the Year Ended December 31, 2004

(in millions, except per share data)

                                             As      Pro Forma    Pro Forma
                                          Reported  Adjustments   Adjusted

Net sales                                $ 13,517    $ (2,731)(A) $ 10,786
Cost of goods sold                          9,601      (1,574)(A)    8,027
                                         --------    --------     --------
  Gross profit                              3,916      (1,157)(A)    2,759
Selling, general and administrative
  expenses                                  2,491        (409)(A)    2,082
Research and development costs                836        (169)(A)      667
Restructuring costs and other                 695         (16)(A)      679
                                         --------    --------     --------
Loss from continuing operations before
  interest, other income (charges), net
  and income taxes                           (106)       (563)(A)     (669)
Interest expense                              168         (57)(A)      111
Other income(charges), net                    161           5 (A)      166
                                         --------    --------     --------
Loss from continuing operations before
  income taxes                               (113)       (501)(A)     (614)
Benefit for income taxes                     (182)         70 (A)     (252)
                                         --------    --------     --------
Earnings (loss) from continuing
  operations                             $     69    $   (431)(A) $   (362)
                                         ========    ========     ========
Basic and diluted earnings (loss) per
  share from continuing operations       $    .24                 $  (1.26)
                                         ========                 ========

Number of common shares used in
  basic earnings per share                  286.6                    286.6
Effect of dilutive securities:
  Employee stock options                      0.2                      0.2
                                         --------                  --------
Number of common shares used in
  diluted earnings per share                286.8                    286.8
                                         ========                 ========

See Notes to Pro Forma Consolidated Financial Statements

                           Eastman Kodak Company
     Unaudited Pro Forma Consolidated Statement of Financial Position
                           At December 31, 2006

(in millions)
                                       As      Pro Forma      Pro Forma
                                    Reported  Adjustments     Adjusted
ASSETS
Current Assets
  Cash and cash equivalents         $ 1,469    $ 1,157 (B)    $ 2,626
  Receivables, net                    2,669       (597)(C)      2,072
  Inventories, net                    1,202       (201)(C)      1,001
  Deferred income taxes                 108         (8)(C)        100
  Other current assets                  109        (13)(C)         96
                                    -------    -------        -------
     Total current assets             5,557        338          5,895
                                    -------    -------        -------
  Property, plant and equipment,
    net                               2,842       (240)(C)      2,602
  Goodwill                            2,196       (612)(C)      1,584
  Other long-term assets              3,725       (187)(C)      3,538
                                    -------    -------        -------
     TOTAL ASSETS                   $14,320    $  (701)       $13,619
                                    =======    =======        =======
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current Liabilities
  Accounts payable and other
    current liabilities             $ 4,143    $  (457)(C)    $ 3,686
  Short-term borrowings                  64        (10)(B)         54
  Accrued income and other taxes        764         35 (D)        799
                                    -------    -------        -------
     Total current liabilities        4,971       (432)         4,539
                                    -------    -------        -------
  Long-term debt, net of current
    portion                           2,714     (1,138)(B)      1,576
  Pension and other
    postretirement liabilities        3,964        (56)(C)      3,908
  Other long-term liabilities         1,283        (86)(C)      1,197
                                    -------    -------        -------
     Total liabilities               12,932     (1,712)        11,220
                                    -------    -------        -------
Commitments and Contingencies

SHAREHOLDERS' EQUITY
  Common stock, at par value            978          -            978
  Additional paid in capital            881          -            881
  Retained earnings                   5,967      1,015 (E)      6,982
  Accumulated other comprehensive
    loss                               (635)        (4)(C)       (639)
                                    -------     -------       -------
                                      7,191      1,011          8,202
  Treasury stock, at cost             5,803          -          5,803
                                    -------     -------       -------
     Total shareholders' equity       1,388      1,011          2,399
                                    -------     -------       -------
     TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY           $14,320     $ (701)       $13,619
                                    =======     =======       =======

See Notes to Pro Forma Consolidated Financial Statements

    Notes to the Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial statements give effect to the sale of the Company's Health Group business. The unaudited pro forma consolidated statements of operations are presented as if the sale occurred as of January 1, 2004. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma consolidated statements of operations. The unaudited pro forma consolidated statement of financial position is presented as if the sale occurred on December 31, 2006 and is based on the historical statement of financial position as of that date.

(A) The Pro Forma Adjustments represent the results of the Health Group's operations previously consolidated in the Company's historical financial statements as adjusted to reflect discontinued operations. In addition, interest on the Company's outstanding debt that was required to be repaid as a result of the sale of the Health Group has been included in the Pro Forma Adjustments.

(B) The Pro Forma Adjustment represents the gross cash proceeds from the sale of $2,350 million, net of the following items:

     - Approximately $20 million of transaction costs and expenses associated with selling the business.

     - $1,148 million of outstanding debt that was required to be repaid with the net proceeds from the sale.

     - Approximately $25 million paid to the buyer for pension liabilities assumed in excess of the related pension assets transferred.

(C) The Pro Forma Adjustments represent the elimination of the assets, liabilities, and equity items associated with the discontinued operations.

(D) The Pro Forma adjustment represents the estimated tax expense associated with the gain on the sale.

(E) The after-tax gain on the sale is estimated as if the Health Group were sold on December 31, 2006.